                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.48266%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $376,531,676.04

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     891                         $372,671,608.37
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $321,179.31
Unscheduled Principal Collection/Reversals                            $55,232.97
Liquidations-in-full                                       8       $5,076,267.54
Net principal Distributed                                          $5,452,679.82     ($5,452,679.82)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        883                         $367,218,928.55

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,165,396.63

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $152,068.76

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $7,466,007.69

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.48266%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $5,452,679.82     $2,013,327.87             $0.00     $2,013,327.87             $0.00     $7,466,007.69

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   28     $10,992,012.38         1        $388,053.74         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,976,694.95
                CB2                $5,241,262.61
                CB3                $3,494,172.74
                CB4                $1,747,087.87
                CB5                $1,747,086.87
                CB6                $1,747,087.87
                              __________________
                Total             $27,953,392.91
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 1 = 1818

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $367,218,928.55**       $11,380,066.12***       $10,992,012.38***
Number:                          891                     29                      28
% of Pool:                    100.00%                  3.10%                   2.99%
(Dollars)
% of Pool:                    100.00%                  3.25%                   3.14%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $388,053.74***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.11%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.11%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2002 scheduled payments and March 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2002.

Trading Factor, calculated as of distribution date : 0.41929130.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2002, and unscheduled prepayments in months prior to April ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.27107%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $300,006,640.45

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     673                         $296,402,208.53
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $261,481.28
Unscheduled Principal Collection/Reversals                            $43,320.29
Liquidations-in-full                                       2         $971,146.38
Net principal Distributed                                          $1,275,947.95     ($1,275,947.95)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        671                         $295,126,260.58

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,704,011.50

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $154,964.23

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $2,824,995.22

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.27107%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $1,275,947.95     $1,549,047.27             $0.00     $1,549,047.27             $0.00     $2,824,995.22

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   13      $5,533,802.28         1        $448,772.95         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,976,694.95
                CB2                $5,241,262.61
                CB3                $3,494,172.74
                CB4                $1,747,087.87
                CB5                $1,747,086.87
                CB6                $1,747,087.87
                              __________________
                Total             $27,953,392.91
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 2 = 1819

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $295,126,260.58**        $5,982,575.23***        $5,533,802.28***
Number:                          676                     14                      13
% of Pool:                    100.00%                  2.03%                   1.88%
(Dollars)
% of Pool:                    100.00%                  2.07%                   1.92%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $448,772.95***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.15%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.15%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2002 scheduled payments and March 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2002.

Trading Factor, calculated as of distribution date : 0.33697575.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2002, and unscheduled prepayments in months prior to April ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.31512%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $199,270,283.49

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     446                         $193,634,434.05
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $169,715.13
Unscheduled Principal Collection/Reversals                            $33,331.72
Liquidations-in-full                                       7       $3,087,279.77
Net principal Distributed                                          $3,290,326.62     ($3,290,326.62)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        439                         $190,344,107.43

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,108,670.21

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $88,715.43

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $4,310,281.40

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.31512%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $3,290,326.62     $1,019,954.78             $0.00     $1,019,954.78             $0.00     $4,310,281.40

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00
Bankruptcy Bond
   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    7      $2,719,788.60         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,976,694.95
                CB2                $5,241,262.61
                CB3                $3,494,172.74
                CB4                $1,747,087.87
                CB5                $1,747,086.87
                CB6                $1,747,087.87
                              __________________
                Total             $27,953,392.91
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 3 = 1820

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $190,344,107.43**        $2,719,788.60***        $2,719,788.60***
Number:                          454                      7                       7
% of Pool:                    100.00%                  1.43%                   1.43%
(Dollars)
% of Pool:                    100.00%                  1.54%                   1.54%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2002 scheduled payments and March 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2002.

Trading Factor, calculated as of distribution date : 0.21733528.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2002, and unscheduled prepayments in months prior to April ) can be calculated.